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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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Servicer Certificate
Distribution Date:                                                   06/20/97
Investor Certificateholder Floating Allocation Percentage           97.50%
Investor Certificateholder Fixed Allocation Percentage         97.50%
Aggregate Amount of  Collections         30,334,730.15
     Aggregate Amount of  Interest Collections         8,717,681.89
     Aggregate Amount of  Principal Collections          21,702,271.75
Class A Interest Collections            8,499,783.43
Class A Principal Collections                  19,836,718.99
Seller Interest Collections               217,898.46
Seller Principal Collections             1,865,552.76
Weighted Average Loan Rate      13.80%
Net Loan Rate                12.80%
Weighted Average Maximum Loan Rate            18.65%
Class A-1 Certificate Rate    5.8275%
Maximum Investor Certificate Rate   12.8000%
Class A-1 Certificate Interest Distributed        3,874,242.98
Class A-1 Investor Certificate Interest Shortfall before Draw        0.00
Unpaid Class A-1 Certificate Interest Shortfall Received       0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining          0.00
Unpaid Class A-1 Carryover Interest Amount          0.00
Maximum Principal Dist. Amount (MPDA)      21,159,823.47
Alternative Principal Dist. Amount (APDA)          19,836,718.99
Rapid Amortization Period? (Y=1, N=0)           0.00
Scheduled Principal  Distribution Amount (SPDA)           19,836,718.99
Principal  allocable to Class A-1                      0.00
SPDA deposited to Funding Account       19,836,718.99
Subsequent Funding Mortgage Loans Purchased in Period         0.00
Cumulative Subsequent Funding Mortgage Loans Purchased        68,797,771.64
Accelerated Principal Distribution Amount           0.00
APDA allocable to Class A-1    0.00
Reimbursement to Credit Enhancer           0.00
Spread Trigger hit?    No
Loss Trigger hit?         No
Reduction in Certificate Principal Balance due to Current Class A-1 Liquidation Loss Amount 185,926.02
Cumulative Investor Liquidation Loss Amount    185,926.02
Total Principal allocable to A-1       185,926.02
Beginning Class A-1 Certificate Principal Balance      772,049,915.45
Ending Class A-1 Certificate Principal Balance              771,863,989.43
Pool Factor (PF)           0.9941922
Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed     631,965.20
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd             0.00
End. Accrued and Unpaid Inv. Servicing Fees            0.00
Number of Mortgage Loans Retransferred pursuant to 2.07         0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
Mortgage Loans Retransferred pursuant to 2.07 ($)            0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)            0.00
Aggregate Investor Liquidation Loss Amount        185,926.02
Investor Loss Reduction Amount        0.00
Beginning Pool Balance         778,252,149.94
Ending Pool Balance      758,224,242.40
Beginning Invested Amount           776,031,319.45
Ending Invested Amount         775,845,393.43
Beginning Seller Principal Balance        19,893,904.78
Ending Seller Principal Balance       19,888,642.25
Additional Balances    1,865,552.76
Beginning Funding Account Balance        17,673,074.29
Ending Funding Account Balance      37,509,793.28
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Certs.)               4.71%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                    4.71%
Principal Balance of Subsequent Funding Loans Purchased in Period   $0.00
Principal Collections to purchase Add'l Balances and/or paid to Cert. $0.00
Investment Earnings on Funding Account             $85,223.49
Excess Funding Amount         $0.00
Beginning Spread Account Balance         2,786,983.00
Ending Spread Account Balance          2,786,983.00
Beginning Seller Interest       2.56%
Ending Seller's Interest          2.62%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts               1,355
     Trust Balance
   60 - 89 days (Del Stat 2)         49,384,580.96
     No. of Accounts            248
     Trust Balance     8,663,478.44
   90+ (Del Stat 3+)
     No. of Accounts            320
     Trust Balance   11,759,222.05
   REO
     No. of Accounts             3
     Trust Balance       85,224.23
Rapid Amortization Event ?        No
   Failure to make payment within 5 Business Days of Required Date ?     No
   Failure to perform covenant relating to Trust's Security Interest ?   No
   Failure to perform other covenants as described in the Agreement ?     No
   Breach of Representation or Warranty ?     No
   Bankruptcy, Insolvency or Receivership relating to Seller ?   No
   Subject to Investment Company Act of 1940 Regulation ?    No
   Servicing Termination ?     No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
    Balance and Pre-Funded Amount          No
Event of Default ?    No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
    Interest ?                  No
   Failure by Servicer to perform other covenants as described in the
    Agreement?                    No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?  No
   Trigger Event ?    No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)    N/A
Premium Distributed to Credit Enhancer          0.00
Amount Distributed to Seller       2,083,451.22
Master Servicer Credit Facility Amount           0.00
Guaranteed Principal Distribution Amount           0.00
Credit Enhancement Draw Amount         0.00
Spread Account Draw Amount       0.00
Capitalized Interest Account Draw           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))              0.00
Amount paid to Trustee         0.00
Cumulative Draw under Policy      0.00
Net Yield                      5.89%
Total  Available Funds
     Aggregate Amount of Collections           30,334,730.15
     Deposit for principal not used to purchase subsequent loans         0.00
     Interest Earnings on the Funding Account           85,223.49

     Total           30,419,953.64
Application of Available Funds
     Servicing Fee       631,965.20
     Prinicpal and Interest to Class A-1       4,060,169.00
     Seller's portion of Principal and Interest     2,083,451.22
     Funds deposited into Funding Account (Net)   19,836,718.99
     Funds deposited into Spread  Account        0.00
     Excess funds released to Seller     3,807,649.23
     Total           30,419,953.64


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.




A Servicing Officer









































Statement to Certificateholders
Distribution Date:           06/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage          97.5005%
Class A Certificateholder Fixed Allocation Percentage      97.5005%
Beginning Class A-1 Certificate Balance         772,049,915.45
Class A-1 Certificate Rate              5.827500%
Class A-1 Certificate Interest Distributed        4.990183
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall         0.000000
Rapid Amortization Event ?              No
Class A-1 Certificate Principal Distributed        0.239480
   Maximum Principal Distribution Amount           27.254713
   Scheduled Principal  Distribution Amount (SPDA)      25.550501
   Accelerated Principal Distribution Amount       0.000000
   Aggregate Investor Liquidation Loss Amount Distributed     0.239480
Total Amount Distributed to Certificateholders      4.990183
Principal Collections deposited into Funding Account   19,836,718.99
Ending Funding Account Balance          37,509,793.28
Ending Class A-1 Certificate Balance       771,863,989.43
Class A-1 Factor         0.9941922
Pool Factor (PF)          0.9941922
Unreimbursed Liquidation Loss Amount        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount        $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount    $0
Class A Servicing Fee       631,965.20
Beginning Invested Amount          776,031,319.45
Ending Invested Amount      775,845,393.43
Beginning Pool Balance    778,252,149.94
Ending Pool Balance       758,224,242.40
Spread Account Draw Amount       0.00
Credit Enhancement Draw Amount     0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts              1,355
     Trust Balance      49,384,580.96
   60 - 89 days (Del Stat 2)
     No. of Accounts           248
     Trust Balance      8,663,478.44
   90+ (Del Stat 3+)
     No. of Accounts             320
     Trust Balance     11,759,222.05
   REO
     No. of Accounts                3
     Trust Balance           85,224.23
Aggregate Liquidation Loss Amount for Liquidated Loans      123,170.38
Class A-1 Certificate Rate for Next Distribution Date        To be updated
Amount of any Draws on the Policy             0.00
Subsequent Mortgage Loans
     No. of Accounts           0.00
     Trust Balance             0.00
     Cumulative No. of Accounts    2,179.00
     Cumulative Trust Balance       68,797,771.64
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07      0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07     0
    Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)         0.00